UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            FORM 8-K/A

                         CURRENT REPORT
            Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):November 15, 2004


              MAUI LAND & PINEAPPLE COMPANY, INC.
     (Exact name of registrant as specified in its charter)


     HAWAII                       0-6510              99-0107542
(State or other jurisdiction     (Commission        (I.R.S. Employer
of incorporation or organization)  File Number)    Identification No.)


120 Kane Street, P. O. Box 187, Kahului, Maui, Hawaii96733-6687
(Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code:(808) 877-3351

                              NONE
  Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





This amendment updates the disclosure to Item 5.02 of the Current
Report on Form 8-K filed by Maui Land & Pineapple Company, Inc.
(the "Company") on September 29, 2004.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 29, 2004, the Company announced that Walter A. Dods, Jr., was appointed as a Class One director of the Company effective as of October 1, 2004 to fill a vacancy on the Board of Directors left by the resignation of Randolph G. Moore in August 2004. At the time of the announcement it was unclear as to which committees of the Board of Directors Mr. Dods would serve. Effective as of November 15, 2004, Mr. Dods has been appointed as a member of both the Compensation and Nominating & Governance Committees of the Board of Directors.




                           SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                              MAUI LAND & PINEAPPLE COMPANY, INC.



 November 19, 2004           /S/ FRED W. RICKERT
   Date                          Fred W. Rickert
                            Vice President/Chief Financial Officer
                              (Principal Financial Officer)